© 2023 Tempur Sealy International, Inc. All rights reserved. We continue to demonstrate the resilience of our business model as we generate profits, invest in our business, return capital to shareholders, and outperform the global bedding market. TEMPUR SEALY INTERNATIONAL, INC., TPX “ “

PURPOSE

To Improve the Sleep of More People, Every Night, All Around the World

Who We Are

Tempur Sealy is committed to improving the sleep of more people, every night, all around the world. As a leading designer, manufacturer, distributor and retailer of bedding products worldwide, we know how crucial a good night of sleep is to overall health and wellness. Utilizing over a century of knowledge and industry-leading innovation, we deliver award-winning products that provide breakthrough sleep solutions to consumers in over 100 countries.

Our highly recognized brands include Tempur-Pedic®, Sealy® and Stearns & Foster® and our popular non-branded offerings consist of value-focused private label and OEM products. At Tempur Sealy we understand the importance of meeting our customers wherever and however they want to shop and have developed a strong omni-channel retail strategy. Our products allow for complementary merchandising strategies and are sold through third-party retailers, our 700+ Company-owned stores worldwide and our e-commerce channels. With the range of our offerings and variety of purchasing options, we are dedicated to continuing to turn our mission to improve the sleep of more people, every night, all around the world into a reality.

Importantly, we are committed to carrying out our global responsibility to protect the environment and the communities in which we operate. As part of that commitment, we have established the goal of achieving carbon neutrality for our global wholly owned operations by 2040.

Global Bedding Industry[1]



$120 Billion
Retail Value
Estimated Tempur Sealy Share
North America
TPX Share
TPX Share
International

Estimated global bedding market includes mattresses, foundations, pillows and other bedding products

TEMPUR SEALY
2

69% 10% 8% 13% TTM 1Q’23 Sales North  America  Wholesale North  America  Direct‐to‐ Consumer International  Wholesale International  Direct‐to‐ Consumer • Headquartered in Lexington, KY, Tempur Sealy International, Inc is the leading global bedding products company, with a portfolio of iconic brands  including Tempur‐Pedic, Sealy and Stearns & Foster • TPX manufacturers mattresses, pillows and related accessories across a variety of price points and distributes its products through multiple channels,  including third‐party brick & mortar retailers, its owned website and third‐party online platforms, as well as its company‐owned stores • TPX focuses on premium bedding with its Tempur‐Pedic and Stearns & Foster brands A Premium Leader in a Growing Bedding Industry VALUE PREMIUM $1,800 – $6,450 $2,200 – $9,000 $230 – $3,500 Private Label 3

Industry • The global bedding industry of  ~$120 billion1 has historically  experienced consistent growth.  • The U.S. bedding averages mid‐ single digit growth annually, driven  by units and dollars.1 • The international bedding is highly  fragmented and about 40% larger  than the size of the U.S. market.1 Consumer • Consumers continue to make the  connection between a good night’s  sleep and health & wellness. • Enhanced focus on health over the  past year has strengthened the  health & wellness trend. • Consumer confidence, consumer  spending, the housing market, and  the wealth effect correlate to the  bedding industry. Tempur Sealy • Global omni‐channel distribution  strategy to be where the consumer  wants to shop. • Track record of developing and  marketing differentiated products  through consumer‐centric  innovation for the total global  bedding market. • Robust free cash flow2 and fortified  balance sheet that provide  flexibility to take advantage of  industry and market opportunities  and return capital to shareholders. TPX at a Glance 4

Investment Thesis 5 The leading vertically integrated global bedding company with iconic brands and extensive  manufacturing capabilities History of market share gains across global omnichannel distribution Seasoned, well‐aligned management with proven track record Legacy of strong value creation via capital allocation including share buybacks and acquisitions Over the long term, the bedding industry has consistently grown through ASP and  unit expansion

6 Current TPX Management Track Record Since 2015 ` (in millions, except percentages,  multiples, and per common share  amounts) Tailing Twelve  Months Ended  December 31, 2015 Trailing Twelve  Months Ended  March 31, 2023 CAGR Total Growth Net Sales $3,151 $4,890 6% 55% Net Income $65 $410 29% 536% Adjusted Net Income2 $200 $430 11% 115% Adjusted EBITDA2 $456 $855 9% 88% GAAP EPS $0.26 $2.31 35% 797% Adjusted EPS2 $0.80 $2.43 17% 204% Experienced Team’s Value Creation o Since management change in 2015, sales have increased 55%, adjusted EBITDA2 has nearly doubled, and GAAP  EPS has increased nearly 8x under current leadership >185 YEARS COMBINED TPX EXPERIENCE 14 YEARS AVERAGE TPX TENURE

• Worldwide omni‐channel presence  • Iconic brand and product portfolio • World‐class manufacturing capabilities • Industry‐leading balance sheet and free  cash flow2 Adjusted earnings per share2 is expected to grow at a CAGR of 30% between 2018-2023 Competitive Advantages 7 *2023 adjusted EPS based on the midpoint of Tempur Sealy's full year guidance $0.74  $1.00  $1.94  $3.19  $2.60  $2.70   $‐  $1.00  $2.00  $3.00  $4.00 2018 2019 2020 2021 2022 *2023 Full Year Adjusted EPS2

Product, Retail, and E-Comm Brands 8 E-Commerce Retail Brands SOVA Product Brands Brick & Mortar Retail Brands SOVA * *Through our international Sealy joint venture operations

9 U.S. Bedding Industry Premiumization1 U.S. Mattress Market Segmentation (Units) U.S. Mattress Market Segmentation (Dollars) • The $1,000+ ASP segment of the market has grown unit share by 8% and dollar share by 6% since 2015 • $2,000+ premium segment has grown more rapidly than $1,000 – $2,000 segment, with 29% dollar share, up from 24% in 2015 36% 38% 37% 41% 34% 34% 33% 41% 35% 36% 32% 36% 35% 35% 17% 19% 20% 19% 22% 22% 23% 7% 7% 7% 8% 8% 9% 9% 2015 2016 2017 2018 2019 2020 2021 18% 17% 16% 16% 14% 14% 14% 30% 28% 29% 28% 27% 27% 27% 29% 28% 30% 31% 29% 30% 30% 24% 27% 25% 25% 29% 29% 29% 2015 2016 2017 2018 2019 2020 2021 $2k+ $1k ‐ $2k $500 ‐ $1k <$500 *Source: ISPA

Strategic Advantages 10

Portfolio of Global Brands

- From its founding, Tempur-Pedic pursued a direct advertising strategy that touted the clear benefits of its proprietary Tempur material, creating a luxury aura – generating strong same sales velocity in premium products.
- Over the last 15 years, Tempur-Pedic spent ~$2B on direct advertising, significantly more than other top brands in the category. The premium brand that was built through direct advertising and R&D allows for sustainable ROICs well above traditional mattress peers.

TEMPUR-PEDIC



J.D. POWER

Tempur-Pedic®: leading worldwide premium bedding brand

- Tempur-Pedic® uniquely adapts, supports, and aligns to you to deliver truly life-changing sleep.
  $2,200-$9,000*

STEARNS & FOSTER®

Stearns & Foster®: high-end-targeted brand

- The world's finest beds that are made with exceptional materials, time-honored craftsmanship, and impeccable design.
  $1,800-$6,450*

Best FIRM MATTRESS BY GOOD HOUSEKEEPING

Sealy

Sealy®: #1 bedding brand in the U.S.[3]

- Combines innovation, engineering, and industry-leading testing to ensure quality and durability.
  $230-$3,500*

AMERICA'S #1 MATTRESS BRAND

SHERWOOD BEDDING

Private Label Offerings: customized product

- Offers products for the value-oriented consumer.

*Retail prices for a standard queen mattress

TEMPUR+SEALY

11

Leading Manufacturing Capabilities • 71 manufacturing facilities • 16 million square feet of manufacturing &  distribution operations R&D Innovation • 75,000 square feet of research & development  • 4 state‐of‐the art product‐testing locations Wholly owned (32) Joint Venture (8) Licensee (27)Tempur‐Pedic® Facility (4) World-Class Manufacturing Capabilities 34 NORTH AMERICAN FACILITIES | 37 INTERNATIONAL FACILITIES Albuquerque, NM 12

• Significant worldwide sales growth  • Highly profitable and expanding rapidly • Direct customer relationships Ecommerce • Luxury Tempur‐Pedic®, Dreams, and  multi‐branded showroom experiences • Operate over 700 stores worldwide and  expanding direct customer relationships • Highly profitable Company- Owned Stores • Third‐party retailers are our largest  distribution channel • Significant private label opportunity • Valued supplier, win‐win relationships Wholesale Successful Omni-Distribution Platform 13

14 Tempur‐Pedic manufacturing  Sealy / S&F manufacturing Private label manufacturing Dreams manufacturing Portfolio of Owned Brands Brick & Mortar & E‐Commerce RetailOwned Manufacturing Vertical Integration Multi‐brand retail Mono‐brand retail E‐commerce

Growth Potential 15

Increase total addressable market internationally  through new product launches in Europe & APAC. Expand into OEM market to drive further  sales growth. Grow wholesale through existing and  new retail relationships. Invest in innovation to meet  customer demand. Execute on capital allocation strategy.  Expand direct‐to‐consumer through ecommerce  and company‐owned stores. Building Blocks to Future Growth 16 Invest in Stearns & Foster product and marketing   to more than double the brand’s global sales.

Natural Comfort Snoring Support Climate Sleep-Health Metrics Innovative Technologies 17

18 • Expanded into OEM market through the acquisition of Sherwood Bedding in 2020; a 3rd generation American manufacturer of  private label innerspring mattresses, and subsequently began exploring opportunities to leverage foam‐pouring capabilities to  manufacture private label foam mattresses • Our OEM business leverages global manufacturing expertise, diversifies sales streams and realizes the manufacturing profits of the  bedding brands it produces  • Opportunity to serve as a provider for third‐party bedding brands (including retailers’ private label brands) at value‐end price points • Expected to drive down overall cost per unit • We see an opportunity to grow our OEM operations to $600 million1 of annualized sales Wholesale Third-Party Retailers • Largest pillar of our omni‐channel distribution strategy, grounded in win‐ win relationships • Broad‐based worldwide distribution through over 5,400 and broadly  diversified • Global sales force of over 500 people supporting our portfolio of brands • While we are well‐represented today, we are pursuing opportunities to  further expand our third‐party retail presence OEM Expansion

19 Stearns & Foster Opportunity Product Investments • Launched new, innovative Stearns  & Foster products in 4Q’22 Marketing Investments • Supported Stearns & Foster with  record advertising in 2022 and  continued investments in 2023 Opportunity to grow Stearns & Foster to be our next $1 BILLION BRAND, more than doubling its size today Channel Investments • Expanding Stearns & Foster  presence through new e‐commerce  platform launched in 2Q’22

Stearns & Foster Opportunity

- With more than 175 years of history, Stearns & Foster is a meaningful brand and can become the luxury leader in innerspring beds and grow to be our next billion-dollar brand
- After years of no direct advertising, Stearns & Foster began spending in 2021 and accelerated in 2022 – designed to increase consumer's awareness and desire to purchase a premium innerspring mattress
  - S&F can target the $2,000 - $6,499 ASP range in innerspring, a historically underserved opportunity

Dual-Approach to Luxury Bedding

Leading Luxury Specialty Foam Brand	Leading Luxury Innerspring Brand
TEMPUR-PEDIC	STEARNS & FOSTER
Portfolio Midpoint *$3,650**	Portfolio Midpoint *$3,300**



$1,000 M
>100% growth
<$500 M
2022
Opportunity[1]

*Retail prices for a standard queen mattress

TEMPUR+SEALY
20

• Strong, long‐term growth of high‐margin sales from web, call center, and company‐owned stores. • Ability to own customer relationship allows for market insights that we leverage for innovation process and growth  strategy Direct to Consumer 21 11% 12% 16% 25% 24% 5% 10% 15% 20% 25% 30% Q1 2019 Q1 2020 Q1 2021 Q1 2022 Q1 2023 Direct Channel Sales as a Percentage of Total Sales  $‐  $50  $100  $150  $200  $250  $300  $350 Q1 2019 Q1 2020 Q1 2021 Q1 2022 Q1 2023 Global Direct Sales Intl NA

OPERATING OVER 700 RETAIL STORES GLOBALLY

Company-Owned Store Strategy

Tempur-Pedic® U.S.



Dreams UK


Dreams
The Bed Specialist

Tempur-Pedic® Mexico


TEMPUR-PEDIC

Sealy® Gallery Asia



Sleep Outfitters® U.S.


SLEEP OUTFITTERS

TEMPUR® Europe


TEMPUR

SOVA® Sweden



We see a potential opportunity to organically increase our store count through opening an average of 60+ new stores per year.

TEMPUR+SEALY
22

• Highly fragmented with broad geographic  diversity across Europe and Asia • TEMPUR sold in 90+ countries, 22 countries  served through wholly owned subsidiaries,  rest by distributors • Acquired Dreams, the leading bedding  retailer in the UK in 2021 • Launching new TEMPUR® line of mattresses to  expand addressable market in 2023 • Tempur Sealy customizes approach  by country  • Europe: success with high‐quality products,  targeting growth through distribution, and  new Sealy®‐UK joint venture and Dreams  acquisition • Asia: opportunity in emerging area through  distribution and organic sales growth  initiatives  International Markets 23 Wholly‐owned Third‐party distributors

Rapidly Growing International Joint Ventures • Founded in 2000 • Operates in 21 countries and territories • Top 3 internationally branded bedding manufacturer in China • Full-time employees: 1,100+ Asia • Acquired in 2020 • Full-time employees: 250+ United Kingdom ~$320 MILLION OF JOINT VENTURE SALES IN 2022 DOUBLE-DIGIT 5-YEAR CAGR 24

Expanding Global Licensing Sales Sealy Manufacturing Licensees: • Our 27 licensee manufacturing facilities generate high return on investment • They represent a low-risk opportunity to introduce our brands and products in regions in which we do not currently operate, primarily across EMEA, APAC, and Latin America Brand Extension Licensees: • We license our Tempur-Pedic, Sealy and Stearns & Foster brands across North America, Europe and Asia, to drive incremental profits and expand brand awareness • Licensed products are complementary to our core operations and include sleep-adjacent categories such as bedding, pajamas, and pet sleep 25 Significantly increases global brand awareness and drives incremental profits

Recent Performance 26

Three Months Ended Trailing Twelve Months Ended (in millions, except  percentages and per  common share amounts) March 31,  2023 March 31,  2022 % Change March 31,  2023 March 31,  2022 % Change Net Sales $1,208.1 $1,239.5 ‐2.5% $4,889.8 $5,126.5 ‐4.6% Net Income $85.3 $130.7 ‐34.7% $410.3 $624.7 ‐34.3% Adjusted Net Income2 $92.9 $130.7 ‐28.9% $430.1 $647.7 ‐33.6% GAAP EPS $0.48 $0.69 ‐30.4% $2.31 $3.13 ‐26.2% Adjusted EPS2 $0.53 $0.69 ‐23.2% $2.43 $3.24 ‐25.0% First Quarter Performance 27 Q1’23 Sales by Channel 24% 76% Direct Wholesale

Expect full-year adjusted EPS2 between $2.60 and $2.80 Other Modeling Assumptions Depreciation & Amortization $200M ‐ $210M Capital Expenditures ~$200M Interest Expense $135M ‐ $140M U.S. Federal Tax Rate 24% ‐ 25% Diluted Share Count 178M shares 2023 Outlook4 28 Our 2023 expectations include: • Sales growth of mid‐single digits • Primarily driven by the execution or our initiatives • Also benefited by discounted floor models related to new  product launches and the wraparound impact of pricing • Sales and marketing investments of approximately $20 million related to  new product launches • Record advertising spend of over $500M • Resulting in adjusted EBITDA2 of approximately $980M at the midpoint $0.74  $1.00  $1.94  $3.19  $2.60  $2.70   $‐  $1.00  $2.00  $3.00  $4.00 2018 2019 2020 2021 2022 *2023 Projected Adjusted EPS2 CAGR of 30% 2018‐2023 *2023 adjusted EPS based on the midpoint of Tempur Sealy's full year guidance

Flexible Cost Structure1 29 • The business model is highly‐variable, with 85% of COGS and 45% of operating expenses flexing with sales • In total, the variability of our operating cost structure is approximately 70% • Our business model also provides opportunity for costs to further flex with sales Variable 85% Fixed 15% Cost of Goods Sold Variability Variable 45% Fixed 55% Operating Expense Variability *Including discretionary cost cuts, we estimate a total of 80% of expenses could flex with sales

Leading Balance Sheet & Cash Flow 30

Credit ratings: Fitch: BB+  (January 2023) Moody’s: Ba1 (September 2021) S&P: BB+ (September 2021) Strong Balance Sheet & Cash Flow 31 1.00x 1.50x 2.00x 2.50x 3.00x 3.50x 1Q22 2Q22 3Q22 4Q22 1Q23 Leverage2 Target Range Leverage $0 $200 $400 $600 $800 $1,000 $1,200 2019 2020 2021 2022 TTM 1Q23 Full-Year Adjusted EBITDA2

32 Capital Structure • Favorable borrowing rates, over $450 million of liquidity and no meaningful maturities until 2024 $350  $625  $153  $800  $800  2023 2024 2025 2026 2027 2028 2029 2030 2031 Revolving Credit Facility Term Loan Securitized Debt 2029 Senior Notes 2031 Senior Notes

• Long‐term target leverage ratio of 2.0 – 3.0x2, we anticipate returning to the midpoint of the range in 2023 • Continue to invest in the business, including a new domestic foam‐pouring plant to be operational in 2023 • Disciplined approach to shareholder returns includes a quarterly dividend and opportunistic share repurchases • Maintain capacity for strategic acquisitions  Balanced Capital Allocation Strategy 33  $0.06  $0.08  $0.10  $0.12 2021‐ Initiation 2022 2023 Consistent Dividend Growth Since Initiation   $‐  $500  $1,000  $1,500  $2,000 2018 2019 2020 2021 2022 2023 YTD Capital Allocation Capex Share Repurchases Dividend Acquisitions & Investments $755  $1,961  $154  $501  Allocated $3.3B Since 2018

Environmental, Social, & Corporate Governance 34

Environmental, Social, & Governance Tempur Sealy is committed to protecting and improving our communities and environment. 35

Environmental • Improved the percent of waste diverted from landfills from our U.S. wholly owned manufacturing operations to 100% as of September 30, 2022, compared to 96%  as of September 30, 2021  • Expanded our commitment to achieving zero landfill waste to include our corporate offices and our research and development facilities by 2025  • Achieved a 3% reduction in greenhouse gas emissions per unit produced at our wholly owned manufacturing and logistics operations compared to the prior year,  furthering our progress towards our goal of achieving carbon neutrality by 2040 • Substantially aligned our sustainability reporting to the Task Force on Climate‐Related Financial Disclosures (TCFD) framework • Formalized our ESG processes and stances in a new Environmental Policy Purpose • Launched our new Sealy® NaturalsTM mattress collection made with sustainable and responsibly sourced materials, including organic covers made with long‐lasting  hemp, organic cotton, lightweight modal, and 100% natural latex  • Continued to bring industry‐leading innovation to market that provides consumers with higher quality sleep at a variety  of price points, including the new U.S.  product launches of Sealy Posturepedic® Plus, Stearns & Foster®, and Sealy® FlexGrid™ • Contributed over $1 million through the Tempur Sealy Foundation and donated more than 8,300 mattresses worth approximately $13.7 million People • Completed the implementation of a new global ERP system, which is expected to fortify our cybersecurity and  drive long‐term efficiencies across our global operations • Increased the percentage of our U.S. employee base that self identifies as a minority from 47% to 49%, and  increased the  percentage of our U.S. employee base that identifies as female from 30% to 32%  • Increased the percentage of women on our Board of Directors from 33% to 43% • Embedded ESG performance as a metric in executive leadership’s 2022 compensation program Environmental, Social, & Governance Tempur Sealy is committed to protecting and improving our communities and environment. 36

Thank You for Your Interest in Tempur Sealy International For more information, please email: investor.relations@tempursealy.com 37 SOVA

Appendix 38

This investor presentation contains statements relating to the Company’s quarterly cash dividend, the Company’s share repurchase targets, the Company’s expectations regarding net sales and  adjusted EPS for 2023 and subsequent periods and the Company’s expectations for increasing sales growth, product launches, channel growth, acquisitions and commodities outlook, and  expectations regarding supply chain disruptions, the macroeconomic environment and COVID‐related disruptions. Any forward‐looking statements contained herein are based upon current  expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations, meet its guidance, or that these beliefs will prove correct. Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from any that may be expressed herein as forward‐looking statements.  These potential risks include the factors discussed in the Company’s Annual Report on Form 10‐K for the year ended December 31, 2022. There may be other factors that may cause the  Company’s actual results to differ materially from the forward‐looking statements. The Company undertakes no obligation to update any forward‐looking statement to reflect events or  circumstances after the date on which such statement is made. Note Regarding Historical Financial Information:   In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance, please refer to the  Company’s SEC filings. Note Regarding Trademarks, Trade Names, and Service Marks:   TEMPUR®, Tempur‐Pedic®, the Tempur‐Pedic & Reclining Figure Design®, TEMPUR‐Adapt®, TEMPUR‐ProAdapt®, TEMPUR‐LuxeAdapt®, TEMPUR‐PRObreeze°™, TEMPUR‐LUXEbreeze°™,  TEMPUR‐Cloud®, TEMPUR‐Contour™, TEMPUR‐Rhapsody™, TEMPUR‐Flex®, THE GRANDBED BY Tempur‐Pedic®, TEMPUR‐Ergo®, TEMPUR‐UP™, TEMPUR‐Neck™, TEMPUR‐Symphony™,  TEMPUR‐Comfort™, TEMPUR‐Traditional™, TEMPUR‐Home™, Sealy®, Sealy Posturepedic®, Stearns & Foster®, COCOON by Sealy™, SealyChill™, and Clean Shop Promise® are trademarks, trade  names, or service marks of Tempur Sealy International, Inc., and/or its subsidiaries. All other trademarks, trade names, and service marks in this presentation are the property of the respective  owners. Limitations on Guidance: The guidance included herein is from the Company’s press release and related earnings call on May 9, 2023. The Company is neither reconfirming this guidance as of  the date of this investor presentation nor assuming any obligation to update or revise such guidance. See above. Forward-Looking Statements 39

In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted net income, adjusted EPS, EBITDA, adjusted EBITDA, free cash flow, consolidated  indebtedness less netted cash, and leverage, which are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and do not purport to be alternatives to net income and earnings per share as  a measure of operating performance, an alternative to cash provided by operating activities as a measure of liquidity, or an alternative to total debt. The Company believes these non‐GAAP measures provide investors  with performance measures that better reflect the Company’s underlying operations and trends, including trends in changes in margin and operating expenses, providing a perspective not immediately apparent from  net income and operating income. The adjustments management makes to derive the non‐GAAP measures include adjustments to exclude items that may cause short‐term fluctuations in the nearest GAAP measure, but  which management does not consider to be the fundamental attributes or primary drivers of the Company’s business. The Company believes that exclusion of these items assists in providing a more complete understanding of the Company’s underlying results from continuing operations and trends, and management uses these  measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its consolidated and business segment performance compared to prior periods and the marketplace, to  establish operational goals and management incentive goals, and to provide continuity to investors for comparability purposes. Limitations associated with the use of these non‐GAAP measures include that these  measures do not present all the amounts associated with the Company’s results as determined in accordance with GAAP. These non‐GAAP measures should be considered supplemental in nature and should not be  construed as more significant than comparable measures defined by GAAP. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other  companies. For more information regarding the use of these non‐GAAP financial measures, please refer to the reconciliations on the following pages and the Company’s SEC filings. EBITDA and Adjusted EBITDA A reconciliation of the Company’s GAAP net income to EBITDA and adjusted EBITDA per credit facility (which we refer to in this investor presentation as adjusted EBITDA) is provided on the subsequent slides.  Management believes that the use of EBITDA and adjusted EBITDA per credit facility provides investors with useful information with respect to the Company’s operating performance and comparisons from period to  period as well as the Company’s compliance with requirements under its credit agreement. Adjusted Net Income and Adjusted EPS  A reconciliation of the Company’s GAAP net income to adjusted net income and a calculation of adjusted EPS are provided on subsequent slides. Management believes that the use of adjusted net income and adjusted  EPS also provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period. Forward‐looking Adjusted EPS is a non‐GAAP financial measure. The  Company is unable to reconcile this forward‐looking non‐GAAP measure to EPS, its most directly comparable forward‐looking GAAP financial measure, without unreasonable efforts, because the Company is currently  unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact EPS in 2023.  Leverage Consolidated indebtedness less netted cash to adjusted EBITDA per credit facility, which the Company may refer to as leverage, is provided on a subsequent slide and is calculated by dividing consolidated indebtedness  less netted cash, as defined by the Company’s senior secured credit facility, by adjusted EBITDA per credit facility. The Company provides this as supplemental information to investors regarding the Company’s operating  performance and comparisons from period to period, as well as general information about the Company's progress in managing its leverage. Use of Non-GAAP Financial Measures Information 40

41 QTD Adjusted Net Income(2) and Adjusted EPS(2) *For a reconciliation net income to adjusted net income and adjusted EPS in prior reporting periods, please refer to the Company’s SEC filings.

42 TTM Adjusted Net Income(2) and Adjusted EPS(2) *For a reconciliation net income to adjusted net income and adjusted EPS in prior reporting periods, please refer to the Company’s SEC filings.

43 TTM Adjusted EBITDA(2) *For a reconciliation net income to EBITDA and Adjusted EBITDA in prior reporting periods, please refer to the Company’s SEC filings.

44 Leverage(2) Reconciliation *For a reconciliation of leverage to consolidated indebtedness less netted cash in prior reporting periods, please refer to the Company’s SEC filings.

© 2023 Tempur Sealy International, Inc. All rights reserved. 1 Management estimates  2 Adjusted net income, EBITDA, adjusted EBITDA, adjusted EPS, leverage, and free cash flow are non‐GAAP financial measures.  Please refer to the “Use of Non‐GAAP Financial Measures Information” on a previous slide for more information regarding the  definitions of adjusted net income, EBITDA, adjusted EBITDA, adjusted EPS, leverage, and free cash flow, including the  adjustments (as applicable) from the corresponding GAAP information. Please refer to “Forward‐Looking Statements” and  “Limitations on Guidance” on a previous slide.  3 Sealy® was ranked number one on Furniture Today’s list of the Top 20 U.S. Bedding Producers in June 2021. See Furniture  Today’s Top 20 U.S. Bedding Producers methodology that includes Sealy® and Stearns & Foster® products in Sealy ranking.  Tempur‐Pedic® was ranked number two on Furniture Today’s list of the Top 20 U.S. Bedding Producers in June 2021. Tempur‐ Pedic® brand was awarded #1 in Customer Satisfaction for both the Retail Mattress and Online Mattress categories in the U.S.  in the J.D. Power 2022 Mattress Satisfaction Report. 4 Based on the Company’s 2023 financial targets provided in the press release dated May 9, 2023, and the related earnings call  on May 9, 2023. Please refer to “Forward‐Looking Statements” and “Limitations on Guidance.” The Company is unable to  reconcile forward‐looking adjusted EPS, a non‐GAAP financial measure, to EPS, its most directly comparable forward‐looking  GAAP financial measure, without unreasonable efforts, because the Company is currently unable to predict with a reasonable  degree of certainty the type and extent of certain items that would be expected to impact EPS in 2023. Footnotes

Thank You 46